 Exhibit 10.7

LICENSE AGREEMENT

1.
PARTIES

1.1.
The parties to this license agreement (the “Agreement”) made as of June 22, 2016 (“Effective Date”) are:

1.1.1.
Riot Games, Inc., a Delaware corporation located at 12333 W. Olympic Blvd, Los Angeles, CA 90064 (“Riot”); and

1.1.2.
Super League Gaming, Inc., a Delaware corporation located at 2912 Colorado Ave., Suite 200, Santa Monica, CA 90404 (“SLG”).

1.2.
SLG and Riot shall each be a “Party” and collectively shall be the “Parties” to this Agreement.

2.
RECITALS

2.1.
Riot develops and publishes video games, including League of Legends, a popular multiplayer online battle arena computer game.

2.2.
SLG operates recreational leagues for gamers of all ages to compete, socialize and play video games in movie theatres worldwide.

2.3.
SLG wants to make Riot’s popular League of Legends game available for use in SLG’s operations within the Territory.

3.
DEFINITIONS

3.1.
“Approved Movie Theatres” means any of the physical movie theatres identified in Appendix A hereto and any other physical movie theatres that the Parties mutually agree to in writing during the performance of this Agreement.

3.2.
“Game” means the multiplayer online battle arena game, League of Legends.

3.3.
“Game Content” means the Game’s audio-visual content, including the visual appearances of its characters, and corresponding in-game data that is rendered and made available to users or viewers of the Game Content.

3.4.
“Game League Business” means SLG’s business of operating Leagues featuring Participatory Gaming in Approved Movie Theatres that utilizes the Game Content.

3.5.
“Merchandise” means any merchandise derived from, based on, using and/or featuring Game Content.

3.6.
“Participatory Gaming” means actively playing or consuming digital video game content in a manner that requires a combination of real-time inputs, communication and coordination either alone or in tandem with other players. For the avoidance of doubt, Participatory Gaming does not include: (i) video game viewing parties (e.g., theaters

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

showing organized/competitive video game events for customers to watch); (ii) eSports events (e.g., competitive video game tournaments being held in theaters for customers to watch); or (iii) any other activities not reasonably contemplated within the scope of the Game League Business as of the Effective Date, unless approved by Riot.

3.7.
“Riot Marks” means the Riot trademarks, logos and/or symbols identified in Appendix B, attached hereto.

3.8.
“SLG Marks” means the SLG trademarks, logos and/or symbols identified in Appendix B, attached hereto.

4.
LICENSES

4.1.
Advertising and Merchandise. During the Term and within the Territory, Riot grants SLG a limited, non-exclusive, non-sublicenseable, non-transferable license, subject to the terms of this Agreement and, in particular, the approval process described in Section 7 below, to: (i) display Game Content solely in connection with advertising, marketing and promoting the Game League Business; and (ii) create derivative works using Game Content and/or Riot Marks solely in connection with the creation of Merchandise in strict accordance with the terms of the Merchandise provision in Section 8 below.

4.2.
Operation of Game League. During the Term and within the Territory, Riot grants SLG a limited, non-sublicenseable, non-transferable license, subject to the terms of this Agreement and, in particular, the approval process described in Section 7 below, to use, reproduce, distribute, display, and publicly perform the Game and Game Content for operation of the Game League Business.

4.2.1.
[*****]

4.3.
SLG Marks. During the Term and within the Territory, SLG grants Riot a limited, non- exclusive, non-sublicenseable, non-transferable license to: (i) use the SLG Marks solely as needed to fulfill Riot’s obligations to promote, market, advertise and support the Game League Business; and (ii) subject to SLG’s approval, which shall not be unreasonably withheld, use the SLG Marks solely as needed to manufacture, distribute and/or sell any Riot-approved Merchandise.

5.
TERRITORY

The territory for this Agreement shall be [*****].

6.
TERM

6.1.
[*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.2.
[*****]

6.3.
[*****]

6.4.
One-Time Extension. Any further extensions of the Term beyond the Extension Term must be agreed to in writing by the Parties.

7.
APPROVAL PROCESS

7.1.
Process for approving the Game League. SLG shall submit the following key milestone documents (the “Key Milestone Documents”) to Riot for approval:

7.1.1.
Preliminary Product Plan and Roadmap: At least sixty (60) days prior to the commercial launch of the Game League Business, high-level concept documentation, audience segmentation/targeting and a twelve (12) month product/Game League Business roll-out plan.

7.1.2.
Final Product Plan: At least thirty (30) days prior to the commercial launch of the Game League Business, a detailed product plan and go-to-market strategy including, but not limited to: (i) a Game League Business description, format and structure; (ii) Game League Business pricing and a marketing/communications strategy and spend (the “Marketing Plan”); (iii) a staffing plan describing, in detail, how the Game League Business will be staffed; and (iv) a roll-out plan for each market. The Marketing Plan shall describe, in detail, the marketing efforts that both Parties shall undertake during the Initial Term.

7.1.2.1.1. If Riot does not approve any of the Key Milestone Documents, Riot shall provide feedback to SLG within ten (10) business days explaining the reason for disapproval. For the avoidance of doubt, SLG may not commercially launch the Game League Business without first obtaining Riot’s approval on each of the Key Milestone Documents.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.2.
Process for approving promotional material. Prior to displaying any Game Content in connection with any advertising, marketing and/or promotions of the Game League Business (“Promotional Material”), SLG shall submit a sample of any Promotional Material to Riot for approval, at least five (5) business days prior to distributing, displaying, and/or otherwise using such Promotional Material. SLG shall not distribute, display, and/or otherwise use such Promotional Material without receiving Riot’s prior written approval. Riot may withhold its approval in its sole and absolute discretion. If Riot fails to respond to SLG’s request for approval within five (5) business days, SLG’s request for approval shall be deemed denied by Riot. If Riot fails to respond within five

(5) business days, SLG shall send a reminder email to Riot within forty-eight (48) hours thereafter. SLG shall not be required to re-submit any previously approved Promotional Material for subsequent use.

7.3.
Process for approving Merchandise. Prior to manufacturing, distributing or selling any Merchandise, SLG shall submit a sample to Riot for approval. Riot may withhold its approval in its sole and absolute discretion. For the avoidance of doubt, Riot has no obligation whatsoever to approve any Merchandise. If Riot fails to respond to SLG’s request for approval, SLG’s request for approval shall be deemed denied by Riot.

7.4.
Revocation of Riot’s approval. Notwithstanding anything herein to the contrary, Riot may revoke any previously granted approval, in its sole an absolute discretion; provided, however, that Riot shall use good faith efforts to provide context for such revocation, suggestions for alternatives, and provide a reasonable time period for SLG to come into compliance with the revocation.

8.
MERCHANDISE

8.1.
Co-branding requirement. Any Merchandise submitted by SLG to Riot for approval must be co-branded.

8.2.
Distribution Channels. SLG may only sell Riot-approved Merchandise on its website (https://superleague.com/) and in Approved Movie Theatres.

8.3.
Sell-off. After the expiration or termination of this Agreement, unless earlier terminated, SLG shall have a one (1) month sell-off period for any Riot-approved Merchandise. At the expiration of the sell-off period, SLG shall destroy any remaining Merchandise and provide verification to Riot.

9.
SLG OBLIGATIONS

9.1.
[*****]

9.2.
SLG shall hire a dedicated, full-time employee who is deeply knowledgeable about the Game and the gaming industry to manage Game League operations and ensure an authentic, player-focused experience.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.3.
[*****]

9.4.
SLG will operate the Game League in a manner that maximizes the performance of the Game League on a standalone basis and not take any actions materially adverse to Riot.

9.5.
[*****]

9.6.
SLG Change of Control. In the event of a SLG Change of Control (as defined below), and without prejudice to any other obligations of SLG under this License Agreement, SLG shall reasonably maintain the same level of commitment and employee engagement, including the ongoing involvement of not less than a majority of SLG senior management in existence of a SLG Change of Control, with respect to the Game League operations, in all material respects, after the SLG Change of Control, in comparison to that level prior to the SLG Change of Control, for no less than one year.

9.6.1.
“SLG Change of Control” means any (i) transaction, or series of related transactions, in which a person, or a group of related persons, acquires from stockholders of SLG, shares representing more than fifty percent (50%) of the out- standing voting power of SLG, or (ii) sale of all or substantially all assets of SLG.

10.
RIOT OBLIGATIONS

10.1.
Riot shall assign a Game product owner to interface with SLG on all Game League matters.

10.2
[*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.3.
Riot shall work in good faith with SLG to provide the following technical and operational assistance:

[*****]

11.
MARKETING RESTRICTIONS

11.1.
Neither Party shall place, display or post any materials depicting the other Party’s intellectual property which contains any material which is unlawful, libelous, obscene, indecent, threatening, intimidating, or harassing. Additionally, SLG shall not feature, or permit any third-party to feature, any of the following in its advertising or promotions relating to the Game or the Game League:

[*****]

12.
ROYALTIES

12.1.
[*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.2.
[*****]

12.3.
GAAP. All amounts calculated under this Agreement must be calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).

13.
REPORTS & PAYMENT

13.1.
No later than thirty (30) days after the end of each quarterly period during the Term, SLG shall send Riot a detailed report to sharan@riotgames.com, which shall include detailed information for: [*****]. If reasonably requested by Riot, SLG shall use commercially reasonable efforts to provide reports on a monthly basis.

13.2.
Riot will send SLG invoices reflecting amounts due to Riot based on SLG’s reports. SLG shall pay the invoiced amounts within seven (7) calendar days of receipt of Riot’s invoices. All payments will be made in U.S. Dollars by wire transfer into Riot’s bank account specified below or such other bank account of Riot in the U.S. as Riot may specify in writing. SLG will bear any wire transfer fees charged by the transferred bank, and Riot will bear any wire transfer fees charged by the receiving bank.

[*****]

14.
AUDIT

SLG shall maintain and keep (at SLG’s principal place of business and at its sole expense), during the Term and for at least three (3) years after expiration or earlier termination of this Agreement, accurate books of accounting and records covering all matters and transactions related to this Agreement. Riot and its duly authorized representative(s) shall have the right, upon reasonable notice and at all reasonable hours

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

of the day, to examine and copy and otherwise audit said books of accounting, records and all other documents and materials in the possession or under the control of SLG with respect to all transactions related to this Agreement. [*****]

15.
EQUITY

15.1.
Capitalization Representations and Warranties. SLG represents and warrants to Riot the following:

15.1.1.
Authorized Shares. The authorized capital of SLG consists, immediately prior to the Effective Date, of: (i) 45,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), of which 7,549,279 shares are issued and outstanding and (ii) 5,000,000 shares of preferred stock, of which 0 shares are issued and outstanding, immediately prior to the Effective Date. The Company holds no Common Stock in its treasury. The rights, privileges and preferences of the Common Stock will be as stated in the Certificate of Incorporation which has been provided to Riot.

15.1.2.
Company Plan. SLG has reserved 3,000,000 shares of Common Stock for issuance to officers, directors, employees and consultants of SLG pursuant to the 2014 Stock Option and Incentive Plan (the “Company Plan”) duly adopted by the Board of Directors and approved by SLG stockholders. Of such reserved shares of Common Stock, 2,483,493 shares of Common Stock have been issued pursuant to options to purchase Common Stock, a stock option to purchase 70,000 shares of Common Stock has been exercised pursuant to the Company Plan, and 446,507 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Company Plan. SLG has furnished to Riot complete and accurate copies of the Company Plan and forms of agreements used thereunder.

15.1.3.
Rights. Except for (i) options outstanding to purchase 2,463,493 shares of Common Stock, all of which have been issued pursuant to the Company Plan, with a weighted average exercise price of $2.36 per share, (ii) warrants outstanding to purchase 1,450,000 shares of Common Stock, with a weighted average exercise price of $2.43 per share, (iii) restricted stock units underlying 25,000 shares of Common Stock, (iv) the conversion privileges of the zero coupon unsecured convertible promissory notes outstanding in the original principal amount of
$5,050,000 relating to the May 2016 financing of SLG; (v) the pro rata rights provided in Section 6 of the Series B Subscription Agreement entered into by and between SLG and each of the investors in the Series B round which closed in 2015;

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

and (vi) the pro rata rights provided for in Section 15.4 of this Agreement; there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock.

15.1.4.
Lock-Up. All outstanding shares of the SLG’s Common Stock and all shares of the SLG Common Stock underlying outstanding options or other award agreements are subject to a lock-up or market standoff agreement (applicable only as may be required by an underwriter of SLG’s equity securities) following a public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”).

15.1.5.
Repurchase, Redemption, Acceleration. Except for the SLG 2014 Stock Option and Incentive Plan, and certain existing executive employment agreements, which provide for acceleration upon a change of control, no stock plan, stock purchase, stock option or other agreement or understanding between SLG and any holder of any securities or rights exercisable or convertible for securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of the occurrence of any event. SLG has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.

15.1.6.
Securities Laws. That all outstanding securities of Company were duly and validly authorized and issued, fully paid and non-assessable, in accordance with the Securities Act, as amended, and relevant state (“Blue Sky”) securities laws, and issued pursuant to valid exemptions from securities registration under Federal and Blue Sky laws.

15.1.7.
Documentation. SLG has provided Riot with all relevant and material documentation with respect to the securities issued by SLG to Riot and all rights pertaining thereto. No securities-related agreements entered into between SLG and any other shareholder or party in respect of its capital stock provides for any rights or preferences that are materially different or preferential in any material respect from the rights or preferences of Riot as described in this Agreement (and exhibits hereto).

15.2.
[*****]

15.3.
[*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.4.
[*****]

15.5.
[*****]

15.6.
[*****]

15.7.
Information Rights.

15.7.1.
SLG shall provide the following to Riot upon request:

15.7.1.1.
As soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of SLG, an income statement for such fiscal year, a balance sheet of SLG and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP, except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP).

15.7.1.2.
As soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of SLG, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet and statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

15.7.1.3.
If, for any period, SLG has any subsidiary whose accounts are consolidated with those of SLG, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the SLG and all such consolidated subsidiaries.

15.7.2.
Notwithstanding anything else in this Section 15.7 to the contrary, SLG may cease providing the information set forth in this Section 15.7 during the period starting with the date thirty (30) days before SLG’s good-faith estimate of the date

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

of filing of a registration statement as mandated by “quiet period” regulations; provided that SLG’s covenants under this Section 15.7 shall be reinstated at such time as SLG is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

15.7.3.
The covenants set forth in this Section 15.7 shall terminate and be of no further force or effect upon the earlier to occur of (a) the consummation of an IPO, (b) when SLG first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur or (c) the consummation of a change of control.

16.
EXPENSES

Unless otherwise set forth in this Agreement, each Party will bear its own costs and expenses that are incurred in the performance of their obligations under this Agreement.

17.
TERMINATION

17.1.
Termination by Riot. Riot shall have the right to terminate this Agreement by providing written notice to SLG as follows:

[*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.2.
Effect of Termination. If Riot terminates this Agreement, each Party shall promptly destroy or return the other party’s Confidential Information in its possession, custody or control, unless retention of such information is required by law (e.g., by tax regulations); all sums due to Riot hereunder shall become immediately due and payable in full without set-off of any kind; SLG shall immediately cease exploitation of the rights granted herein, including without limitation, its operation of the Game League (unless Riot advises SLG in the notice of termination that SLG should instead wind- down the Game League over a prescribed period of time), advertising and promotion of the Game League, and its production and sale of Merchandise; SLG shall, within one (1) month after termination, deliver to Riot a complete and accurate inventory of all Merchandise on hand and/or in the process of manufacture, as of both the date of termination and the date of such statement and Riot shall have the right, upon fifteen
(15) days prior notice, to enter onto SLG’s premises during normal business hours to conduct physical inventories to verify the accuracy of such statement; and Riot shall have the opportunity, in its sole discretion, to purchase all existing Merchandise at SLG’s cost of manufacture in its sole or demand that such Merchandise be destroyed.

18.
CONFIDENTIALITY

18.1.
Confidential Information. Each Party acknowledges that by reason of its relationship to the other Party under this Agreement it will have access to and acquire knowledge, material, data, systems and other information concerning the operation, business, financial affairs and intellectual property of the other Party that may not be accessible or known to the general public, including the terms of this Agreement (referred to as “Confidential Information”).

18.2.
No Disclosure/Use. Each Party agrees that it will: (i) maintain and preserve the confidentiality of all Confidential Information received from the other Party (the “Disclosing Party”), both orally and in writing, including taking such steps to protect the confidentiality of the Disclosing Party’s Confidential Information as the Party receiving such Confidential Information (the “Receiving Party”) takes to protect the confidentiality of its own confidential or proprietary information; provided, however, that in no instance shall the Receiving Party use less than a reasonable standard of care to protect the Disclosing Party’s Confidential Information; (ii) disclose such Confidential Information only to its own employees on a “need-to-know” basis, and only to those employees who have agreed to maintain the confidentiality thereof pursuant to a written agreement containing terms least as stringent as those set forth in this Agreement; (iii) not disassemble, “reverse engineer” or “reverse compile” such software for any purpose in the event that software is involved; and (iv) not disclose such Confidential Information to any third party without the prior written consent of the Disclosing Party; provided, however, that each Party may disclose the financial terms of this Agreement to its legal and business advisors and to potential investors so long as such third parties agree to maintain the confidentiality of such Confidential Information.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each Receiving Party further agrees to use the Confidential Information of the Disclosing Party only for the purpose of performing its obligations under this Agreement. The Receiving Party’s obligation of confidentiality shall survive this Agreement for a period of five (5) years from the date of its termination or expiration and thereafter shall terminate and be of no further force or effect; provided, however, that with respect to Confidential Information which constitutes a trade secret, such information shall remain confidential so long as such information continues to remain a trade secret. The Parties also mutually agree to (1) not alter or remove any identification or notice of any copyright, trademark, or other proprietary rights which indicates the ownership of any part of the Disclosing Party’s Confidential Information; and (2) notify the Disclosing Party of the circumstances surrounding any possession or use of the Confidential Information by any person or entity other than those authorized under this Agreement.

18.3.
Exclusions. The confidentiality obligations of the Parties described18.1 above shall not apply to Confidential Information which the Receiving Party can prove: (i) has become a matter of public knowledge through no fault, action or omission of or by the Receiving Party; (ii) was rightfully in the Receiving Party’s possession prior to disclosure by the Disclosing Party; (iii) subsequent to disclosure by the Disclosing Party, was rightfully obtained by the Receiving Party from a third party who was lawfully in possession of such Confidential Information without restriction; (iv) was independently developed by the Receiving Party without resort to the Disclosing Party’s Confidential Information; or (v) must be disclosed by the Receiving Party pursuant to law, judicial order or any applicable regulation (including any applicable stock exchange rules and regulations); provided, however, that in the case of disclosures made in accordance with the foregoing clause (v), the Receiving Party must provide prior written notice to the Disclosing Party of any such legally required disclosure of the Disclosing Party’s Confidential Information as soon as practicable in order to afford the Disclosing Party an opportunity to seek a protective order, or, in the event that such order cannot be obtained, disclosure may be made in a manner intended to minimize or eliminate any potential liability.

18.4.
Terms of this Agreement Confidential. Subject to the exception provided by Section 18.2(iv), for the avoidance of doubt, the terms of this Agreement shall be considered Confidential Information, and SLG shall not disclose or make reference thereto without the prior written consent of Riot for any purpose. For the avoidance of doubt, disclosure of Appendix C by SLG shall be deemed an uncurable material breach of this Agreement.

19.
PRIVACY AND DATA SECURITY

19.1.
Privacy Laws. SLG shall at all times perform its obligations hereunder in accordance with SLG’s privacy policies, the requirements of any contracts or codes of conduct to which SLG is a party and any applicable laws or regulations related to the processing of Personal Data (as defined below) and/or the privacy of individual data subjects (collectively, “Privacy Laws”), including obtaining and at all times maintaining any appropriate registrations or certifications under such Privacy Laws.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.2.
Data Processing. For the purposes of this Agreement, “Personal Data” has the meaning set forth in applicable Privacy Laws, specifically including without limitation any and all personally identifiable information of Riot customers or employees, as well any copies or corresponding reference files kept or made by SLG thereof in any format. To the extent the Services require SLG to process Personal Data, SLG expressly acknowledges and agrees that it will only process such Personal Data in accordance with terms and conditions of this Agreement and Riot’s instructions, and only as necessary to perform its obligations hereunder. Without limiting the generality of the foregoing, under no circumstances shall SLG (i) sell, rent, share with or otherwise distribute or disclose Personal Data to any third parties without Riot’s express prior written consent;
(ii) use Personal Data for directed marketing or advertising; or (iii) otherwise process Personal Data for any purposes whatsoever except as necessary to provide the Services.

19.3.
Information Security. SLG shall establish, employ and at all times maintain physical, technical and administrative security safeguards and procedures sufficient to prevent any unauthorized processing of Personal Data and/or use, access, copying, exhibition, transmission or removal of Riot’s Confidential Information from SLG’s facilities. SLG shall promptly provide Riot with written descriptions of such procedures and policies upon request. Riot shall have the right, upon reasonable prior written notice to SLG and during normal business hours, to conduct on-site security audits or otherwise inspect SLG’s facilities to confirm compliance with such security requirements.

19.4.
Security Breaches.

19.4.1.
Informing Riot. In the event of any actual or potential unauthorized processing of Personal Data in SLG’s possession or control (each, a “Security Breach”), SLG shall notify Riot as soon as practicable (but in no event later than twenty-four (24) hours after SLG becomes aware of such a Security Breach) and immediately start coordinating with Riot to investigate the Security Breach.

19.4.2.
Investigation and Costs. SLG agrees to fully cooperate with Riot in Riot’s handling of any Security Breach, including: (1) assisting with any investigation; (2) providing Riot and/or its authorized representatives with physical access to the facilities and operations affected; (3) facilitating interviews with SLG’s employees and others involved in the matter; (4) making available all relevant records, logs, files, data reporting and other materials required to comply with applicable law; and
(5) at Riot’s request and expense, making available all relevant records, logs, files, data reporting and other materials required to comply with any regulation, industry standards or as otherwise required by Riot. Additionally, SLG agrees to reimburse Riot for actual costs incurred by Riot in responding to, and mitigating damages caused by, any Security Breach, including all costs of notice and/or remediation pursuant to this Section 19.

19.4.3.
Breach Notification. SLG shall not inform any third party of any Security Breach without Riot’s prior written consent, other than to inform a complainant that the matter has been forwarded to Riot. Further, SLG agrees that Riot shall have the sole right to determine: (1) whether notice of the Security Breach is to be provided to

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

any individual data subjects, regulators, law enforcement agencies, consumer reporting agencies or others as required by Privacy Laws or otherwise in Riot’s discretion; and (2) the contents of such notice, whether any type of remediation may be offered to affected persons and the nature and extent of any such remediation.

19.4.4.
Termination. In the event of a Security Breach, Riot shall have the option to immediately terminate this Agreement without penalty upon written notice to SLG (notwithstanding any other termination rights set forth herein, and without limiting any other remedies that may be available to Riot at law, in equity or otherwise).

20.
REPRESENTATIONS AND WARRANTIES

20.1.
Standing; Due Authorization. SLG represents, warrants and covenants that it: (i) is an entity duly formed and/or organized and validly subsisting pursuant to the laws of its jurisdiction of formation and/or organization; (ii) is qualified to do business in the jurisdictions in which it operates the Game League; and (iii) has due authorization and authority to enter into this Agreement and to fully perform its obligations hereunder.

20.2.
Performance. SLG represents and warrants that in performing its obligations hereunder and operating the Game Leagues, it shall at all times: (i) conduct itself in a professional manner in reasonable accordance with industry standards; and (ii) comply with all applicable laws, statutes, ordinances, rules, regulations and requirements of all governmental agencies and regulatory bodies.

21.
INDEMNITY

21.1.
Each Party will indemnify the other Party and any of its affiliates, subsidiaries, directors, officers, agents, employees, successors and assigns from and against any and all third party claims, actions, losses, damages and expenses (including reasonable, outside attorney fees) arising out of or caused by: (i) any material failure by the other Party to perform its obligations under this Agreement; and (ii) the material breach of any representation, warranty, and/or covenant made by the other Party under this Agreement.

21.2.
If any action is brought against a Party being indemnified hereunder and/or its affiliates, subsidiaries, directors, officers, agents, employees, successors and assigns (the “Indemnified Party”) with respect to any allegation for which indemnity may be sought from the other Party (the “Indemnifying Party”), the Indemnified Party shall promptly notify the Indemnifying Party in writing. The Indemnified Party shall cooperate with the Indemnifying Party, at the Indemnifying Party’s expense and in all reasonable respects, in connection with the defense of any such action. The Indemnifying Party shall conduct all proceedings or negotiations in connection therewith, assume the defense thereof, and all other required steps or proceedings to settle or defend any such action, including the employment of counsel and payment of all expenses. The Indemnified Party shall have the right to employ separate counsel and participate in the defense at the Indemnified Party’s sole expense. The Indemnifying Party shall not enter into any settlement that obligates the Indemnified Party to take any action or incur any expense without such

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Indemnified Party’s prior written consent, which consent shall not be unreasonably withheld or delayed.

22.
INSURANCE

SLG shall secure and maintain, at its sole cost and expense, in connection with its obligations hereunder and operation of the Game League, all customary and necessary insurance policies, including comprehensive general liability insurance with limits of not less than One Million USD ($1,000,000) per occurrence / Two Million USD ($2,000,000) in the aggregate, employer’s liability insurance in a minimum amount of One Million USD ($1,000,000) per occurrence, automobile liability insurance in a minimum amount of One Million USD ($1,000,000) per occurrence, statutory worker’s compensation insurance and professional liability or cyber liability insurance (which shall include errors and omissions, media liability, privacy and network security insurance) with limits of not less than Two Million USD ($2,000,000) per occurrence / Two Million USD ($2,000,000) in the aggregate, which policies shall list Riot as additional insureds (collectively, the “Insurance”). SLG shall deliver to Riot a certificate evidencing the Insurance required by this Section 22. SLG shall use an Insurance provider with an AM BEST ratings of at least A-VII and shall be pre- approved by Riot in writing.

23.
NON-SOLICITATION

[*****]

24.
LIMITATION OF LIABILITY

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, UNDER NO CIRCUMSTANCES SHALL RIOT BE LIABLE TO SLG FOR ANY CLAIM (REGARDLESS OF THEORY OF LIABILITY, WHETHER BASED UPON PRINCIPLES OF CONTRACT, WARRANTY, NEGLIGENCE OR OTHER TORT, BREACH OF ANY STATUTORY DUTY, PRINCIPLES OF INDEMNITY, THE FAILURE OF ANY LIMITED REMEDY TO ACHIEVE ITS ESSENTIAL PURPOSE OR OTHERWISE) FOR ANY SPECIAL, CONSEQUENTIAL, RELIANCE, INDIRECT, INCIDENTAL, PUNITIVE OR EXEMPLARY DAMAGES, WHETHER FORESEEABLE OR NOT, INCLUDING LOST PROFITS, REVENUE OR GOODWILL. IN NO EVENT SHALL RIOT’S LIABILITY TO SLG ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE TOTAL AMOUNTS PAID BY SLG TO RIOT HEREUNDER.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

25.
DISPUTE RESOLUTION

25.1.
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

25.2.
Injunctive Relief. SLG agrees that in the event of any breach or alleged breach by SLG of any covenant or agreement in this Agreement, Riot would encounter extreme difficulty in attempting to prove the actual amount of damages suffered by it as a result of such breach and would not have adequate remedy at law in such event. SLG therefore agrees that, in addition to any other remedy available at law or in equity, in the event of such breach, Riot shall be entitled to seek and receive specific performance and temporary, preliminary and permanent injunctive relief from violation of any of said covenants and agreements without the requirement of proving the amount of any actual damage to Riot resulting or expected from such breach.

25.3.
Attorney Fees. In any action arising out of or related to this Agreement, the prevailing Party shall be entitled to recover its costs and attorney fees reasonably incurred in connection with the dispute.

26.
MISCELLANEOUS

26.1.
Assignment and Change of Control. Neither Party may assign this Agreement, in whole or in part, by operation of law or otherwise, without the other Party’s prior written consent.

26.2.
Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (a) on the date delivered in person or by courier, (b) on the date a Party responds via e-mail that it has received the other Party’s notice via e-mail, (c) on the date indicated on the return receipt if mailed postage prepaid, by certified or registered U.S. Mail, with return receipt requested; or (d) if sent or mailed by Federal Express or other nationally recognized overnight delivery service, then as of the next business day. In each case, such notices and other communications shall be sent to a Party at the following addresses:

If to SLG:

Super League Gaming, Inc.
2912 Colorado Ave., Suite 200
Santa Monica, CA 90404
Attn: General Counsel
Email: gregg@superleague.com

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

If to Riot:

[*****]

26.3.
Severability. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, such provision shall be deemed amended to conform to the applicable laws of such jurisdiction so as to be valid and enforceable, or, if it cannot be so amended without materially altering the intention of the Parties, it will be stricken, but the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the remainder of this Agreement shall remain in full force and effect.

26.4.
Waiver. Waiver by either of the Parties of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereof.

26.5.
Entire Agreement. This Agreement (including all exhibits attached hereto, which are incorporated herein by reference) constitutes the entire agreement between the Parties with respect to the subject matter hereto and all prior agreements and negotiations are merged herein. This Agreement may not be changed, modified, amended or supplemented, except in writing signed by both Parties.

26.6.
Interpretation. The headings contained herein are for convenience and reference only, do not form a substantive part of this Agreement and in no way modify, interpret or construe the intentions of the Parties. No provision of this Agreement shall be interpreted for or against any Party because that Party or its legal representative drafted such provision. The words “including” and/or “include” shall be interpreted without limitation when used in this Agreement. If this Agreement is translated into any language other than English, the English language version of this Agreement shall prevail. A reference to a statute or statutory provision herein is a reference to such statute or statutory provision as amended, extended or re-enacted from time to time.

26.7.
Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one instrument, and signatures transmitted by facsimile or electronic scan shall be effective.

26.8.
Not Effective Until Execution. This Agreement shall have no force or effect, and nothing in this Agreement shall be binding upon Riot and SLG, unless and until such time, if any, as this Agreement has been executed by an authorized signatory of Riot and SLG, respectively.

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, this Agreement has been executed and is effective as of the Grant Date.

SUPER LEAGUE GAMING, INC.

By: /s/ Ann Hand
       Ann Hand
       CEO

RIOT GAMES, INC.

By: /s/ A. Dylan Jadeja
Name: A. Dylan Jadeja
Its: Financial Officer

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix A

Approved Movie Theatres

1.
Cinemark
2.
AMC
3.
Regal
4.
Carmike
5.
Landmark
6.
National Amusements
7.
Metropolitan
8.
iPic

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix B

Riot Marks

1. To be provided by Riot.

SLG Marks

1.
SLG
2.
Super League Gaming
3.
Netname – www.superleague.com

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix C

[*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

[*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

        [*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

   [*****]

*****
SUPER LEAGUE GAMING, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. SUPER LEAGUE GAMING, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.